UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2005

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-33335


           Delaware                                            41-1251159
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)


380 St. Peter Street, St. Paul, Minnesota                      55102-1302
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

         On March 18, 2005, Lawson Software, Inc. issued a press release relating to fiscal 2005 third quarter results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 1.01   Entry into a Material Definitive Agreement

         On March 17, 2005, the Compensation Committee of the Board of Directors approved payment of a $10,000 stipend to the Chair of the Audit Committee, for services provided on behalf of the Audit Committee.

Item 9.01. Financial Statements and Exhibits

         (c) Exhibits

          99.1     Press release of Lawson Software, Inc. issued March 18, 2005

         The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Lawson Software, Inc.

Date: March 18, 2005              By: /s/ Robert G. Barbieri
                                  --------------------------------------------
                                  Robert G. Barbieri
                                  Executive Vice President and Chief Financial
                                  and Performance Officer